SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 20,  1996

U.S. Environmental, Inc.
(Exact name of registrant as specified in charter)

    Delaware                33-25969-NY            11-2906904
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)

630 Parkview Tower, First Ave.             King of Prussia, PA      19406
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code      (610) 337-4935

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ITEM 5.	Other Events

On November 20, 1996 U.S. Environmental, Inc. ("USEV") issued 2,000,000 shares of common stock on a Regulation S. Foreign Investment to Commodity Trade, Ltd.

ITEM 9.

1.	2,000,000 shares of U.S. Environmental, Inc. common stock sold on
          November 20, 1996 to Commodity Trade, Ltd.
2.	Payment of U.S. $150,000 received.
3.	Foreign investor group (non U.S. citizens).
4.	Regulation S. exemption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Environmental, Inc.
    (Registrant)

By:  THOMAS B. WEST (signature)
     Chief Executive Officer

Date:  November 20, 1996